                                                                   EXHIBIT 10.44

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                      -----------------------------------

This Agreement ("Agreement") is made and entered into this 23rd day of June, 2000, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Colonial Gas Company (herein called "Customer" whether one or more persons).

     WHEREAS, Customer desires Algonquin to transport natural gas for Customer's account on a firm basis pursuant to the terms and conditions of Pipeline's Rate Schedule AFT-1; and

     WHEREAS, Algonquin and Customer desire to enter into this Agreement under Rate Schedule AFT-1;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:


                                   ARTICLE 1
                              SCOPE OF AGREEMENT

1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

      Maximum Daily Transportation Quantity                2,000 MMBtu
                                                         -------
      Maximum Annual Transportation Quantity             730,000 MMBtu
                                                         -------

1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                                                           99048

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                      ----------------------------------

                                  ARTICLE II
                               TERM OF AGREEMENT

2.1 This Agreement shall become effective on November 1, 2000 and shall continue in effect until and including October 31, 2001. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                  ARTICLE III
                                 RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-1, nor less than the minimum rate under Rate Schedule AFT-1.

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

                                                                           99048


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                       ---------------------------------

                               ARTICLE III
                              RATE SCHEDULE
                               (Continued)

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b) or (c) above are just and reasonable.

                                  ARTICLE IV
                              POINT(S) OF RECEIPT

Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.

                                   ARTICLE V
                             POINT(S) OF DELIVERY

Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.

                                                                           99048

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                      ----------------------------------

                                  ARTICLE VI
                                   ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

     (a)  Algonquin:   Algonquin Gas Transmission Company
                       5400 Westheimer Court
                       Houston, TX 77056

     (b)  Customer:    Colonial Gas Company
                       201 Rivermoor St.
                       Boston, MA 02132

or such other address as either party shall designate by formal written notice.

                                  ARTICLE VII
                                INTERPRETATION

The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                                                           99048

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                       ---------------------------------

                                 ARTICLE VIII
                          AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto:

NONE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.

                                       ALGONQUIN GAS TRANSMISSION COMPANY

                                       By:
                                          -------------------------------

                                       Title:
                                             ----------------------------

                                       COLONIAL GAS COMPANY

                                       By: /s/ Signature
                                          -------------------------------

                                       Title: VICE PRESIDENT
                                             ----------------------------

                                                                           99048


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                       ---------------------------------

                                   Exhibit A
                              Point(s) of Receipt
                              -------------------

                            Dated: November 1, 2000

              To the service agreement under Rate Schedule AFT-1
            between Algonquin Gas Transmission Company (Algonquin)
                      and Colonial Gas Company (Customer)
                        concerning Point(s) of Receipt

      Primary                    Maximum Daily                 Maximum
     Point of                  Receipt Obligation         Receipt Pressure
      Receipt                       (MMBtu)                    (Psig)
      -------                  ------------------         ----------------

      Mendon, MA                     2,000                At any pressure
                                                          requested by
                                                          Algonquin not in
                                                          excess of 750 Psig.


Signed for Identification

Algonquin:
          ------------------------

Customer: /s/ Signature
         -------------------------

                                                                           99048


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-1)
                       ---------------------------------

                                   Exhibit B
                              Point(s) of Receipt
                              -------------------

                            Dated: November 1, 2000

              To the service agreement under Rate Schedule AFT-1
            between Algonquin Gas Transmission Company (Algonquin)
                      and Colonial Gas Company (Customer)
                        concerning Point(s) of Receipt

      Primary                    Maximum Daily                  Maximum
     Point of                  Delivery Obligation         Delivery Pressure
      Receipt                       (MMBtu)                     (Psig)
      -------                  -------------------         -----------------

      On the outlet side
      of meter station
      located at:


      Sagamore, MA                  2,000                         225

Signed for Identification

Algonquin:
          ------------------------

Customer: /s/ Signature
         -------------------------